Evergreen

EVERGREEN VA BLUE CHIP FUND

Semiannual Report
as of June 30, 2002

Evergreen Investments[SM]
MUTUAL FUNDS

Evergreen VA Blue Chip Fund - Semiannual Report as of June 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $218 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of June 30, 2002

Letter to Shareholders
August 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen VA Blue Chip Fund, which covers the six-month period ended June 30, 2002.

After experiencing mixed performance for the first three months of the period, the U.S. equities markets renewed their struggles during the final three months. Concerns over a slowdown in growth and the legitimacy of earnings were compounded by worries over terrorism and corporate credibility. As a result of these events, investor pessimism grew, and market valuations fell in the first half of the year. Leading the declines for the major market indexes was the Nasdaq Composite, which fell 25%. Following the Nasdaq in the pullback was the Standard & Poor’s 500 Index (S&P 500), which lost 14% of its value, and the Dow Jones Industrial Average, down 8% through June 30, 2002. Even small cap stocks (as measured by the Russell 2000 Index, which outperformed other benchmarks for much of the past two years) were down 9% in the second quarter, bringing their mid-year loss to 5%.

The U.S. fixed income markets, after mixed performance in the first three months of the period, recovered nicely in the final three months. Moderation in economic growth had much to do with this improvement in performance, since a slowdown in the pace of gross domestic product (GDP) growth suggests the Federal Reserve Board may remain on the sidelines longer than originally anticipated. Uncertainty related to geopolitical risks also contributed to the gains in Treasuries, which still maintain their role as a leading safe haven for domestic and international investors.

Looking ahead for the markets, we strongly encourage investors to focus on the improving fundamentals of the U.S. economy. We continue to project GDP growth in the range of 3% in 2002, with inflation tracking below 2%. Unemployment, as a lagging indicator, will likely get worse before it gets better. The silver lining here is that the Fed should stay on the sidelines until the trend in employment turns positive. Additionally, the growth trends for services and productivity remain positive, suggesting better profits ahead.

We continue to forecast operating earnings growth in the range of 8% to 10% for companies in the S&P 500 during 2002. Profits have often risen more than 20% in the first year of past recoveries, yet due to the lack of capital spending increases, we expect moderate earnings growth this year compared to past periods. We believe equity market gains may begin to reflect profit growth. However, given the low levels of investor confidence, we see very little room for P/E multiple expansion. A positive development on the geopolitical front, though, could add considerable momentum to the markets, providing investors relief from oversold conditions and a path to higher valuation.

Looking at bonds, we believe the pace of economic growth will enable the Fed to only slightly tighten policy late in the year. The prospects for slightly higher rates and the elongation of the recovery may enable fixed income instruments to continue recent contributions to diversified portfolios. Quality high yield bonds and investment-grade corporates also offer potential for gains as the environment improves and spreads narrow.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than trying to make investment decisions based on anticipated market movements. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investments

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

EVERGREEN
VA Blue Chip Fund
Fund at a Glance as of June 30, 2002

“In this economic environment, we believe patience, stock selection and a strong sell discipline are critical to performance.”

PORTFOLIO MANAGEMENT TEAM

Large Cap Core Growth Team and Value Equity Team

Lead Manager: Patricia Bannan, CFA

PERFORMANCE & RETURNS1

Portfolio Inception Date:	4/28/2000

6-month return	-11.42%

Average Annual Returns

1 year	-16.42%

Since Portfolio Inception	-17.23%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Blue Chip Fund,1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2002, and subject to change.

EVERGREEN
VA Blue Chip Fund
Portfolio Manager Interview

How did the fund perform?

The fund had a total return of -11.42% for the six-month period ended June 30, 2002. During the same period, the Standard & Poor’s 500 Index, a benchmark for large company stock investing, returned -13.16%, while the median return of variable annuity large cap core portfolios was -13.98%, according to Lipper Inc., an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)

Total Net Assets	$11,233,248

Number of Holdings	104

P/E Ratio	24.8x

What was the investment environment like during the six months?

The environment for stock investing was extremely difficult. The markets took back the gains stocks made in the brief rally after September 2001. The selling of individual company stocks was relentless whenever bad news started to hit, with corporations such as Tyco International and WorldCom falling the hardest amid controversies about their managements and accounting.

The challenging investment environment came despite a relatively positive interest rate environment. The Federal Reserve Board saw no reason to increase short-term rates, which remained low. Other positive signs were also evident. Resilient consumers, for example, continued spending, while strong evidence accumulated indicating that the industrial side of the economy had reached the bottom of its slump. Investors carefully watched corporate earnings, which declined at a lower rate than in late 2002, and companies entered periods in which it was easier to show gains over earnings reported a year earlier. This was especially so for those corporations that had reduced their costs and become more efficient.

Despite these positive signs, investors were confused and uncertain because of the well-publicized controversies over accounting and the reliability of reported earnings.

With this as a backdrop, the best performing stock groups tended to be: consumer staples, bolstered by predictable earnings and high-quality managements; basic materials, which benefited from inexpensive stock prices and recognition that they tend to do well early in expansionary periods; and energy stocks, which were aided by a positive supply/demand environment. The worst performing areas were telecommunications services and technology.

TOP 5 SECTORS
(as a percentage of 6/30/2002 net assets)

Financials	18.1%

Industrials	14.6%

Consumer Discretionary	14.3%

Information Technology	12.6%

Health Care	11.6%

How have you structured the portfolio in this environment?

We tended to overweight industrials, basic materials and consumer stocks. We favored industrial stocks as a leveraged play on an improving economy, investing in companies such as 3M Corporation and Burlington Northern Santa Fe. We also tried to take advantage of the increase in defense spending by investing in companies such as Northrop Grumman.

In the basic materials group, we emphasized early business cycle chemical companies, including PPG Industries, Rohm & Haas and Praxair.

With a record of persistent consumer spending and the expectation that this spending will continue, we remained invested in companies such as retailers Wal-Mart Stores and Kohl’s, as well as in Harley-Davidson and Starbucks.

We remained underweighted in telecommunications services stocks because of their anemic profits and poor growth outlooks. We also de-emphasized utilities because of the fall-out from the Enron debacle, controversies about accounting and questions about the business models in the sector. In addition, we tended to underweight pharmaceuticals, because of the poor pipeline of new products and increased competition from generic drugs.

EVERGREEN
VA Blue Chip Fund
Portfolio Manager Interview

Which investments had the greatest influence on fund performance?

Performance was helped by our focus on quality companies with predictable earnings growth and reasonable valuations. We avoided many of the worst disasters: we sold Tyco in January and did not own WorldCom.

Helping was our decision to underweight telecommunications services stocks. We avoided Qwest Communications, sold AT&T, and instead focused on regional bell operating companies. Similarly, our decision to de-emphasize technology and telecommunications equipment aided relative performance. We did not own Lucent or Northern Telecom, and we sold Sun Microsystems and EMC early in the period.

Our relatively defensive positioning, emphasizing industries such as energy, materials and consumer discretionary, supported performance. In particular, our overweighted position in industrial stocks produced several good performers, including 3M and Burlington Northern Santa Fe.

Holding back relative performance were our financial holdings. Companies such as Mellon Financial, CitiGroup and State Street Bank did not live up to expectations, while our underweighted position in banks hurt. Our slight underweighting in consumer staples was a detractor, although our stock selection in the industry was good.

TOP 10 HOLDINGS
(as a percentage of 6/30/2002 net assets)

Exxon Mobil Corp.	3.2%

Microsoft Corp.	2.8%

Wal-Mart Stores, Inc.	2.8%

Citigroup, Inc.	2.6%

General Electric Co.	2.4%

Pfizer, Inc.	2.3%

Freddie Mac	2.0%

Coca-Cola Co.	2.0%

American International Group, Inc.	1.8%

Procter & Gamble Co.	1.7%

What is your investment outlook for the next six months?

We still are recovering from the excesses generated by the unprecedented economic expansion and bull market of the 1990s. Many conflicting influences are at work, creating uncertainty about the direction of the economy, corporate profits and stock prices.

On the positive side, the Fed’s policy has created a very liquid money supply with a supportive interest rate environment. Inflation remains low and stock valuations are improving as the economy strengthens and corporate profits increase. On the negative side, stock valuations still are not cheap by historical measures. Investors are showing little evidence of pent-up demand for equities, and accounting issues create doubt and skepticism about the reliability of company information. Corporate spending on technology remains sluggish, while the federal surplus has disappeared and the government is again in deficit spending.

With all these conflicting forces at work, we anticipate continued market volatility and more normal returns from equities. We expect to focus on quality companies with predictable revenues and earnings and we intend to pay only reasonable prices.

In this economic environment, we believe patience, stock selection and a strong sell discipline are critical to performance.

EVERGREEN
VA Blue Chip Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31,
		2001	2000[1]

Net asset value, beginning of period	$ 7.44	$ 8.95	$ 10.00

Income from investment operations

Net investment income	0.01	0.02	0.02

Net realized and unrealized losses on securities	(0.86)	(1.51)	(1.05)

Total from investment operations	(0.85)	(1.49)	(1.03)

Distributions to shareholders from net investment income	0	(0.02)	(0.02)

Net asset value, end of period	$ 6.59	$ 7.44	$ 8.95

Total return[2]	(11.42%)	(16.61%)	(10.27%)

Ratios and supplemental data

Net assets, end of period (thousands)	$ 11,233	$ 12,853	$ 8,861

Ratios to average net assets

Expenses[3]	0.89%[4]	0.97%	1.01%[4]

Net investment income	0.25%[4]	0.32%	0.43%[4]

Portfolio turnover rate	84%	238%	140%

1. For the period from April 28, 2000 (commencement of operations) to December 31, 2000.

2. Total return does not reflect charges attributable to your insurance company’s separate account.

3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4. Annualized

See Notes to Financial Statements.

EVERGREEN
VA Blue Chip Fund
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 97.0%
CONSUMER DISCRETIONARY - 14.3%
Auto Components - 1.0%
Delphi Automotive Systems Corp.	8,825	$ 116,490
Automobiles - 1.4%
General Motors Corp.	1,125	60,131
Harley-Davidson, Inc.	1,975	101,258
161,389
Hotels, Restaurants & Leisure - 1.0%
Starbucks Corp. *	4,600	114,310
Media - 3.1%
AOL Time Warner, Inc. *	1,900	27,949
Gannett Co., Inc.	975	74,003
Viacom, Inc., Class B *	3,925	174,152
Walt Disney Co.	3,650	68,985
345,089
Multi-line Retail - 5.1%
Family Dollar Stores, Inc.	2,150	75,788
Kohl’s Corp. *	1,350	94,608
Target Corp.	2,300	87,630
Wal-Mart Stores, Inc.	5,750	316,307
574,333
Specialty Retail - 2.7%
Best Buy Co., Inc. *	1,600	58,080
Home Depot, Inc.	3,675	134,983
Lowe’s Companies, Inc.	2,300	104,420
297,483
CONSUMER STAPLES - 8.6%
Beverages - 4.2%
Anheuser-Busch Companies, Inc.	1,925	96,250
Coca-Cola Co.	3,925	219,800
PepsiCo, Inc.	3,300	159,060
475,110
Food & Drug Retailing - 0.5%
SYSCO Corp.	2,175	59,204
Food Products - 1.2%
Kraft Foods, Inc., Class A	3,250	133,087
Household Products - 1.7%
Procter & Gamble Co.	2,150	191,995
Tobacco - 1.0%
Philip Morris Companies, Inc.	2,425	105,924
ENERGY - 8.1%
Energy Equipment & Services - 2.1%
Nabors Industries, Ltd. *	1,825	64,423
Schlumberger, Ltd.	2,325	108,112
Weatherford International, Ltd. *	1,375	59,400
231,935

EVERGREEN
VA Blue Chip Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - 6.0%
Anadarko Petroleum Corp.	1,425	$ 70,253
Devon Energy Corp.	2,175	107,184
Exxon Mobil Corp.	8,900	364,188
Ocean Energy, Inc.	3,075	66,635
Phillips Petroleum Co.	1,175	69,184
677,444
FINANCIALS - 18.1%
Banks - 5.5%
Bank of America Corp.	2,425	170,623
Fifth Third Bancorp	1,425	94,976
FleetBoston Financial Corp.	1,850	59,848
Mellon Financial Corp.	1,200	37,716
U.S. Bancorp	5,140	120,019
Washington Mutual, Inc.	900	33,399
Wells Fargo & Co.	2,100	105,126
621,707
Diversified Financials - 8.0%
American Express Co.	1,525	55,388
Capital One Financial Corp.	2,325	141,941
Citigroup, Inc.	7,558	292,872
Freddie Mac	3,600	220,320
J.P. Morgan Chase & Co.	1,325	44,944
Merrill Lynch & Co., Inc.	2,225	90,113
State Street Corp.	1,050	46,935
892,513
Insurance - 4.6%
American International Group, Inc.	3,038	207,283
Loew’s Corp.	600	31,794
Marsh & McLennan Co.	350	33,810
MetLife, Inc.	2,450	70,560
Prudential Financial, Inc. *	1,850	61,716
XL Capital, Ltd., Class A	1,325	112,227
517,390
HEALTH CARE - 11.6%
Biotechnology - 0.3%
Amgen, Inc. *	750	31,410
Health Care Equipment & Supplies - 2.1%
Baxter International, Inc.	1,875	83,344
Medtronic, Inc.	1,850	79,272
Saint Jude Medical, Inc. *	1,000	73,850
236,466
Health Care Providers & Services - 2.7%
HCA-The Healthcare Corp.	2,750	130,625
Laboratory Corp. *	2,450	111,843
UnitedHealth Group, Inc.	675	61,796
304,264

EVERGREEN
VA Blue Chip Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - 6.5%
Bristol-Myers Squibb Co.	1,425	$36,623
Eli Lilly & Co.	575	32,430
Johnson & Johnson Co.	3,400	177,684
Pfizer, Inc.	7,237	253,295
Pharmacia Corp.	3,000	112,350
Wyeth	2,250	115,200
727,582
INDUSTRIALS - 14.6%
Aerospace & Defense - 2.6%
Northrop Grumman Corp.	900	112,500
Raytheon Co.	1,975	80,481
United Technologies Corp.	1,500	101,850
294,831
Airlines - 0.6%
Southwest Airlines Co.	4,175	67,468
Building Products - 0.7%
Masco Corp.	3,100	84,041
Commercial Services & Supplies - 2.7%
Concord EFS, Inc. *	3,700	111,518
First Data Corp.	2,350	87,420
Waste Management, Inc.	3,950	102,897
301,835
Industrial Conglomerates - 3.5%
3M Co.	1,050	129,150
General Electric Co.	9,200	267,260
396,410
Machinery - 2.6%
Deere & Co.	1,675	80,233
Illinois Tool Works, Inc.	1,775	121,232
Navistar International Corp. *	1,250	40,000
SPX Corp. *	425	49,938
291,403
Road & Rail - 1.9%
Burlington Northern Santa Fe Corp.	4,450	133,500
Swift Transportation Co., Inc. *	3,350	78,055
211,555
INFORMATION TECHNOLOGY - 12.6%
Communications Equipment - 1.2%
Cisco Systems, Inc. *	9,650	134,618
Computers & Peripherals - 2.3%
Dell Computer Corp. *	3,675	96,064
Hewlett-Packard Co.	4,525	69,142
International Business Machines Corp.	1,275	91,800
257,006

EVERGREEN
VA Blue Chip Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.7%
Affiliated Computer Services, Inc., Class A *	1,550	$ 73,594
Semiconductor Equipment & Products - 3.7%
Altera Corp. *	4,750	64,600
Applied Materials, Inc. *	2,850	54,207
Intel Corp.	7,475	136,568
Texas Instruments, Inc.	5,500	130,350
Xilinx, Inc. *	1,450	32,524
418,249
Software - 4.7%
Electronic Arts, Inc. *	1,275	84,214
Microsoft Corp. *	5,825	318,627
Oracle Corp. *	7,000	66,290
Veritas Software Corp. *	3,075	60,854
529,985
MATERIALS - 4.6%
Chemicals - 3.0%
PPG Industries, Inc.	1,925	119,157
Praxair, Inc.	1,975	112,516
Rohm & Haas Co.	2,525	102,237
333,910
Metals & Mining - 0.4%
Nucor Corp.	725	47,154
Paper & Forest Products - 1.2%
Weyerhaeuser Co.	2,150	137,278
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.8%
BellSouth Corp.	3,675	115,762
L-3 Communications Holdings, Inc.	2,500	135,000
SBC Communications, Inc.	1,875	57,188
Verizon Communications, Inc.	2,900	116,434
424,384
UTILITIES - 0.7%
Electric Utilities - 0.7%
Dominion Resources, Inc.	550	36,410
Pinnacle West Capital Corp.	1,100	43,450
79,860
Total Common Stocks		10,898,706

EVERGREEN
VA Blue Chip Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS - 2.5%
MUTUAL FUND SHARES - 2.5%
Evergreen Institutional U.S. Government Money Market Fund (o)	276,418	$ 276,418
Total Investments - (cost $11,561,025) - 99.5%		11,175,124
Other Assets and Liabilities - 0.5%		58,124
Net Assets - 100.0%		$ 11,233,248
* Non-income producing security (o) The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation

See Notes to Financial Statements.

EVERGREEN
VA Blue Chip Fund
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets
Identified cost of securities	$ 11,561,025
Net unrealized losses on securities	(385,901)

Market value of securities	11,175,124
Receivable for securities sold	109,148
Dividends and interest receivable	9,755
Receivable from investment advisor	3,379
Prepaid expenses and other assets	19

Total assets	11,297,425

Liabilities
Payable for securities purchased	37,859
Due to other related parties	93
Accrued expenses and other liabilities	26,225

Total liabilities	64,177

Net assets	$ 11,233,248

Net assets represented by
Paid-in capital	$ 15,481,958
Undistributed net investment income	15,765
Accumulated net realized losses on securities	(3,878,574)
Net unrealized losses on securities	(385,901)

Total net assets	$ 11,233,248

Shares outstanding	1,704,849

Net asset value per share	$ 6.59

See Notes to Financial Statements.

EVERGREEN
VA Blue Chip Fund
Statement of Operations
Six Months Ended June 30, 2002 (Unaudited)

Investment income
Dividends (net of foreign witholding taxes of $809)	$ 66,885
Interest	4,742

Total investment income	71,627

Expenses
Advisory fee	38,348
Administrative services fees	6,287
Transfer agent fee	99
Trustees’ fees and expenses	304
Printing and postage expenses	22,174
Custodian fee	2,452
Professional fees	8,698
Other	58

Total expenses	78,420
Less: Expense reductions	(66)
Fee waivers	(22,492)

Net expenses	55,862

Net investment income	15,765

Net realized and unrealized losses on securities
Net realized losses on securities	(374,739)

Net change in unrealized gains or losses on securities	(1,115,717)

Net realized and unrealized losses on securities	(1,490,456)

Net decrease in net assets resulting from operations	$ (1,474,691)

See Notes to Financial Statements.

EVERGREEN
VA Blue Chip Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Operations
Net investment income	$ 15,765	$ 35,384
Net realized losses on securities	(374,739)	(2,476,855)
Net change in unrealized gains or losses on securities	(1,115,717)	542,072

Net decrease in net assets resulting from operations	(1,474,691)	(1,899,399)

Distributions to shareholders from
Net investment income	0	(39,715)

Capital share transactions
Proceeds from shares sold	1,506,447	6,790,456
Payment for shares redeemed	(1,651,217)	(888,706)
Net asset value of shares issued in reinvestment of distributions	0	29,239

Net increase (decrease) in net assets resulting from capital share transactions	(144,770)	5,930,989

Total increase (decrease) in net assets	(1,619,461)	3,991,875
Net assets
Beginning of period	12,852,709	8,860,834

End of period	$ 11,233,248	$ 12,852,709

Undistributed net investment income	$ 15,765	$ 0

Other Information:
Share increase (decrease)
Shares sold	210,074	853,571
Shares redeemed	(233,574)	(119,566)
Shares issued in reinvestment of distributions	0	3,973

Net increase (decrease) in shares	(23,500)	737,978

See Notes to Financial Statements.

EVERGREEN
VA Blue Chip Fund
Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Evergreen VA Blue Chip Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

C. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, starting at 0.61% and declining to 0.26% per annum as net assets increase, to the average daily net assets of the Fund.

During the six months ended June 30, 2002, the amount of investment advisory fees waived by the investment advisor was $22,492. The impact on the Fund’s expense ratio represented as a percentage of its average daily net assets was 0.36%.

EVERGREEN
VA Blue Chip Fund
Notes to Financial Statements (Unaudited) (continued)

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $8,680 to First Union Securities, Inc.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $10,306,441 and $10,202,949, respectively, for the six months ended June 30, 2002.

On June 30, 2002, the aggregate cost of securities for federal income tax purposes was $11,561,025. The gross unrealized appreciation and depreciation on securities based on tax cost was $511,437 and $897,338, respectively, with a net unrealized depreciation of $385,901.

As of December 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $544,381 and $2,507,354, expiring in 2008 and 2009, respectively.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October losses of $52,397.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by the Fund was $66 and the impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average net assets was 0.00%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the funds and also allocated pro rata.

During the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

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Board of Trustees

Name, address and date of birth	Position with trust	Begining year of term of office*	Principal occupations for last five years	Number of portfolios overseen in Evergreen Funds complex	Other directorships held outside of Evergreen funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

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* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

558952 8/2002

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Evergreen Investments
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Boston, MA 02116-5034